Loss Per Share	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Loss per share	Loss per share
Basic loss per share is computed by dividing loss for the year by the weighted average number of ordinary shares outstanding during the period.
Diluted loss per share is computed by adjusting the calculation of basic loss per share for the effects of dilutive potential ordinary shares from financial instruments that may be converted or exercised into ordinary shares of the Group. For the years ended 31 December 2023 and 2022, 86,745,377 and 148,857,998, respectively, potential ordinary shares pursuant to the RSUs, Senior Bond Warrants, Aztiq Convertible Bond, 2022 Convertible Bonds, OACB Warrants, Predecessor Earn Out Shares, and OACB Earn Out Shares (as defined and discussed in Notes 21 and 28) were excluded in the calculation of diluted loss per share, since the effect of doing so would result in a reduction of loss per share and thus be antidilutive.
For the year ended 31 December 2021, there were no potential ordinary shares pursuant to such agreements as all conversion, warrant and funding rights associated with these agreements had been exercised or otherwise expired (refer to Note 22 for further details). Therefore, the calculation of diluted loss per share did not differ from the calculation of basic loss per share.
The calculation of basic and diluted loss per share for the years ended 31 December 2023, 2022, and 2021 is as follows (in thousands, except for share and per share amounts):

	2023	2022	2021
Earnings
Loss for the year	(551,731)	(513,580)	(101,504)
Number of shares
Weighted average number of ordinary shares outstanding	227,256,469	197,721,710	110,673,309
Basic and diluted loss per share	(2.43)	(2.60)	(0.92)